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        SUPPLEMENT DATED JULY 1, 2002 TO THE PROSPECTUS OF MORGAN STANLEY
                         DIVIDEND GROWTH SECURITIES INC.
                              DATED APRIL 30, 2002



The second paragraph of the section of the Prospectus titled "THE FUND--Fund Management" is hereby replaced by the following:


      The Fund is managed by the Large-Cap Value Equity team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Brian Kramp, an Executive Director of the Investment Manager, Matthew S. Levitties, a Vice President of the Investment Manager, Eric F. Scharpf, a Vice President of the Investment Manager, Douglas W. Kugler, a Senior Associate of the Investment Manager, and Matthew H. Taylor, an Associate of the Investment Manager.